UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 30, 2025

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Fifth Avenue, Suite 4200 Seattle, WA	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 262-7799

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K filed by Spectral Capital Corporation (the “Company”) with the Securities and Exchange Commission on May 6, 2025 (the “Original Report”) is being filed to correct and revise the disclosure contained in Item 4.02 of the Original Report to reflect that the previous Item 4.02 that indicated non-reliance of previously issued financial statements or audit report was inaccurate.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 6, 2025, the Company filed a Form 8-K under Item 4.02 indicating that, based on discussions with its former independent auditor, Michael Gillespie & Associates, PLLC (“MG&A”), the Company’s financial statements for the fiscal years ended December 31, 2023 and 2022, and the interim periods within 2023 and 2024 (the “Affected Periods”), should no longer be relied upon.

Following our internal review of the affected financial statements, the Company has determined that the prior disclosure was made in error. Upon a thorough re-evaluation of the relevant accounting records, supporting documentation, and underlying transactions, the Company concluded that there are no material errors in the financial statements for the Affected Periods and that such financial statements continue to present fairly, in all material respects, the financial position, results of operations, and cash flows of the Company for those periods in accordance with U.S. generally accepted accounting principles.

Accordingly, the Company hereby withdraws its prior conclusion that the financial statements for the Affected Periods should no longer be relied upon. The Company will not restate those financial statements and affirms that they remain reliable.

No other changes have been made to the Original Report.

FORWARD LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking” statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “will,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “seeks,” “may” or other similar words, phrases or expressions and variations or negatives of these words. Readers of this communication should understand that these statements are not guarantees of performance or results. Many risks and uncertainties could affect actual results and cause them to vary materially from the expectations contained in the forward-looking statements. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, potential impacts of MG&A’s dismissal; the risk of litigation or regulatory action arising from these matters or from the failure to timely file the Company’s Annual Report on Form 10-K for the year ended December 31, 2024; the timing of the review by, and the conclusions of, RBSM regarding these matters and its impact on the financial statements; potential reputational damage that the Company may suffer as a result of these matters or the dismissal of MG&A; the impact of these matters and the dismissal of MG&A on the value of the Company’s stock; and the risk that the filing of the Annual Report will take longer than anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us speaks only as of the date of this report. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: June 26, 2025	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer, President